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                                                                   Exhibit 10.56



                            FIFTH AMENDMENT OF LEASE

         THIS FIFTH AMENDMENT OF LEASE (this "Amendment") is made as of the 1st day of May, 2001, between VITAMIN REALTY ASSOCIATES, L.L.C. (the "LESSOR), a New Jersey limited liability company, having an address at 225 Long Avenue, Hillside, New Jersey 07205, and WIRE ONE TECHNOLOGIES, INC. (the "LESSEE"), a Delaware corporation, having an address at 225 Long Avenue, Hillside, New Jersey 07205.

                               W I T N E S S E T H

         WHEREAS, pursuant to that certain Lease Agreement dated March 20, 1997 by and between LESSOR and All Communications Corporation, the predecessor of LESSEE, LESSOR leased to All Communications Corporation certain premises consisting of approximately 1,560 rentable square feet of warehouse space on the first floor of the building known as 225 Long Avenue, Hillside, New Jersey (the "Building"), and approximately 7,180 rentable square feet of office space on the second floor of the Building (collectively the "Demised Premises"); and

         WHEREAS, pursuant to that certain First Amendment of Lease dated as of December, 1997, LESSOR and All Communications Corporation amended the Lease to add to the Demised Premises an additional 5,840 rentable square feet of warehouse space on the first floor of the Building; and

         WHEREAS, pursuant to that certain Second Amendment of Lease dated as of December, 1999, LESSOR and All Communications Corporation amended the Lease to provide that the Demised Premises consisted of a total of 13,730 rentable square feet of warehouse space on the first floor of the Building, and a total of 8,491 rentable square feet of office space on the second floor of the Building; and

         WHEREAS, pursuant to that certain Third Amendment of Lease dated as of June 1, 2000, (which, together with the Lease Amendment, First Amendment and Second Amendment referred to above, shall be referred to herein as the "Lease"), LESSOR and LESSEE amended the Lease to provide that the Demised Premises consists of a total of 18,000 rentable square feet of warehouse space on the first floor of the Building, and a total of 15,215 rentable square feet of office and warehouse space on the second floor of the Building; and

         WHEREAS, pursuant to that certain Fourth Amendment of Lease dated as of August 29, 2000, (which, together with the Lease Amendment, First Amendment and Second Amendment referred to above, shall be referred to herein as the "Lease"), LESSOR and LESSEE amended the Lease to provide that the Demised Premises consists of a total of 18,000 rentable square feet of warehouse space on the first floor of the Building, and a total of 20,954 rentable square feet of office and warehouse space on the second floor of the Building; and

         WHEREAS, LESSOR and LESSEE have agreed to further amend the Lease, on the terms and conditions hereinafter set forth; and

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         WHEREAS, all capitalized terms defined in the Lease and not otherwise defined herein shall have their respective meanings set forth in the Lease.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree that the Lease is hereby amended as follows:

         1. (a) Commencing as of May 1, 2001 (the "Expansion Space Commencement Date"), LESSOR shall demise to LESSEE, and LESSEE shall lease from LESSOR, an additional 4,800 rentable square feet of warehouse space on the first floor of the Building and an additional 3,951 rentable square feet of space located on the second floor of the Building, which is more particularly depicted in Schedule A attached hereto (the "Expansion Space"). For all purposes of the Lease, and this Amendment, the term "Demised Premises" shall, as of the Expansion Space Commencement Date, include the current Demised Premises plus the Expansion Space.

                  (b) LESSOR and LESSEE each hereby agrees that the Demised Premises shall, as of the Expansion Space Commencement Date, consequently consist of a total of 22,800 rentable square feet of warehouse space on the first floor of the Building, and a total of 24,905 rentable square feet of office and warehouse space on the second floor of the Building.

         2. Section 1.1(ar) of the Lease is hereby amended to provide that the Termination Date shall be August 31, 2005.

         3. (a) Schedule C of the Second Amendment is hereby superseded and replaced with Schedule B annexed hereto.

                  (b) LESSEE's Proportionate Share with respect to the Demised Premises shall be 29.82% as of the Expansion Space Commencement Date.

         4. Except as set forth in subsection (a) above, LESSEE agrees that it has inspected the Expansion Space, and agrees to occupy same in its "AS IS" condition.

         5. Provided that LESSEE is not in default under the Lease beyond any applicable notice or cure period, then LESSEE shall have the right to sublease the portion of the Demised Premises depicted on Schedule A annexed hereto as Tenant Spaces AA which consists of approximately 3,000 rentable square feet, in connection with the sale of a division of LESSEE. LESSEE shall deliver to LESSOR prior written notice of such sublease. LESSOR further waives the recapture right specified in Section 15.5 of the Lease with respect to any such sublease. Except as set forth above, such subleasing shall be subject to the provisions of
Article 15 of the Lease.



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         6. LESSOR and LESSEE each represents to the other that is has not dealt with any broker or agent with respect to the Demised Premises or this Lease and each shall indemnify and hold harmless the other from and against any and all liabilities, claims, suits, demands, judgments, costs, interests and expenses to which it may be subject or suffer by reason of any claim made by any person, firm or corporation for any commission, expense or other compensation as a result of the execution and delivery of this Lease and based on alleged conversations or negotiations by said person, firm or corporation with either LESSOR or LESSEE, as the case may be.

         7. As hereby modified and amended, the Lease shall remain in full force and effect.

         8. This Amendment and the Lease embody and constitute the entire understanding between the parties with respect to the subject matter hereof, and all prior agreements, representations and statements, oral or written, relating to the subject matter hereof are merged into this Amendment.

         9. Neither this Amendment nor any provision contained herein may be amended, modified or extended except by an instrument signed by the party against whom enforcement of such amendment, modifications or extension is sought.

         10. This Amendment may be executed in counterparts, each of which shall be deemed a duplicate original hereof.

         IN WITNESS WHEREOF, this Amendment has been executed by LESSOR and LESSEE as of the day and year first above written.

                                      VITAMIN REALTY ASSOCIATES, L.L.C.



                                      By:
                                               -------------------------------
                                               Name:
                                               Title:


                                      WIRE ONE TECHNOLOGIES, INC.



                                      By:
                                               -------------------------------
                                               Name:
                                               Title:



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                                   SCHEDULE B

                                   BASIC RENT

                  The Basic Rent shall be payable in equal monthly installments, in advance, on the Basic Rent Payment Dates. The Basic Rent for the Term shall be as follows:

                  (a) for the period from the Commencement Date to, but not including, the Inclusion Date (defined in the First Amendment), the Basic Rent shall be $62,680.00 per annum, payable in equal monthly installments of $5,306.67;

                  (b) for the period from the Inclusion Date to, but not including, the Amendment Commencement Date (defined in the Second Amendment), the Basic Rent shall be $87,040.00 per annum, payable in equal monthly installments of $7,253.33;

                  (c) for the period from the Amendment Commencement Date to, but not including, the First Additional Space Commencement Date (defined in the Third Amendment), the Basic Rent shall be $122,846.00 per annum, payable in equal monthly installments of $10,237,17;

                  (d) for the period from the First Additional Space Commencement Date to, but not including, the Second Additional Space Commencement Date (defined in the Third Amendment), the Basic Rent shall be $139,928.00 per annum, payable in equal monthly installments of $11,660.67;

                  (e) for the period from the Second Additional Space Commencement Date to, but not including, the Expansion Space Commencement Date (defined in the Fourth Amendment), the Basic Rent shall be $193,720.00 per annum, payable in equal monthly installments of $16,143.33;

                  (f) for the period from the Expansion Space Commencement Date to, but not including the Termination Date, the Basic Rent shall be $259,100.00 per annum, payable in equal monthly installments of $21,591.67;

                  (g) for the period from the Fourth Additional Space Commencement Date to, but not including, the Termination Date, the Basic Rent shall be $316,268.00 per annum, payable in monthly installments of $26,355.67.




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